Exhibit 10.3

Execution Version

JOINDER AGREEMENT dated as of December 21, 2023 (this “Joinder Agreement”) to that certain INTERCREDITOR AGREEMENT dated as of August 7, 2013 (as amended by that certain Amendment No. 1 to Intercreditor Agreement dated as of April 25, 2018 and supplemented by that certain Joinder Agreement dated as of October 14, 2021, the “Existing Intercreditor Agreement” and, as supplemented by this Joinder Agreement and as may be further amended, supplemented or modified from time to time, the “Intercreditor Agreement”), by and among WELLS FARGO CAPITAL FINANCE, LLC, in its capacity as agent under the ABL Loan Documents (the “Existing ABL Agent”), and WILMINGTON TRUST, NATIONAL ASSOCIATION, in its capacity as collateral agent under the Notes Documents (the “Notes Agent”). Capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to such terms in the Existing Intercreditor Agreement.

RECITALS

A. WHEREAS, LSB Industries, Inc., a Delaware corporation (the “Company”) entered into that certain Third Amended and Restated Loan and Security Agreement, dated as of January 17, 2017 (as amended, supplemented, amended and restated or otherwise modified from time to time prior to the date hereof, the “Existing ABL Credit Agreement”) among, inter alios, the Company and Wells Fargo Capital Finance, LLC, as the Existing ABL Agent providing for a revolving credit facility in favor of the Company and certain of its Subsidiaries (the “Wells Revolver”).

B. WHEREAS, the Company intends to Refinance the Wells Revolver and enter into a new credit agreement, dated as of the date hereof (the “New ABL Credit Agreement” and, together with the other Loan Documents (as defined therein), the “New ABL Loan Documents”), among, inter alios, the Company and JPMorgan Chase Bank, N.A., as administrative agent thereunder (in such capacity, the “New ABL Agent”) providing for a revolving credit facility in favor of the Company and certain of its Subsidiaries (the “JPM Revolver”).

C. WHEREAS, as a condition to the ability of the Company to Refinance and replace the Wells Revolver with the JPM Revolver pursuant to the New ABL Credit Agreement and to secure the Secured Obligations (as defined in the New ABL Credit Agreement) (collectively, the “New ABL Obligations”) with the Liens and security interests created by the applicable New ABL Loan Documents, and to have such New ABL Obligations guaranteed by the Grantors on a senior basis, in each case under and pursuant to the New ABL Loan Documents, the New ABL Agent is required to become an Agent under, and such New ABL Loan Obligations and the holders of Refinancing debt (together with the New ABL Agent, collectively, the “New ABL Claimholders”) in respect thereof are required to become subject to and bound by, the Existing Intercreditor Agreement, pursuant to and in accordance with the terms of the Existing Intercreditor Agreement (including Section 5.3(a) thereof).

D. WHEREAS, the New ABL Agent is executing this Joinder Agreement in accordance with the requirements of the Existing Intercreditor Agreement (including Section 5.3(a) thereof) and the New ABL Loan Documents and, after giving effect hereto, the New ABL Agent will replace the Existing ABL Agent as the “ABL Agent” for all purposes of the Intercreditor Agreement.

Accordingly, the Existing ABL Agent, and the New ABL Agent agree as follows:

SECTION 1. (A) In accordance with Section 5.3(a) and Section 9.3 of the Existing Intercreditor Agreement, the New ABL Agent by its signature below hereby becomes the “ABL Agent” under and as defined in, and the related New ABL Obligations and New ABL Claimholders hereby become subject to and bound by, in each case, the Intercreditor Agreement with the same force and effect as if the New ABL Agent had originally been named as the ABL Agent under the Existing Intercreditor Agreement, and the New ABL Agent, on behalf of itself and such New ABL Claimholders, hereby agrees to all the terms and provisions of the Existing Intercreditor Agreement applicable to it as the ABL Agent and to the New ABL Claimholders that it represents as the ABL Claimholders, in each case thereunder. The Existing Intercreditor Agreement is hereby incorporated herein by reference.

(B) The incurrence of the New ABL Obligations referred to herein constitutes a Refinancing of, and the New ABL Obligations are intended to replace, the existing ABL Obligations and following such Refinancing and effective from and after the date hereof, (i) the Existing ABL Credit Agreement (x) shall no longer be secured, and is no longer required to be secured, by any of the Collateral, and (y) has been discharged, (ii) the Wells Revolver is no longer outstanding, (iii) all references to the “ABL Credit Agreement” in the Intercreditor Agreement shall be deemed to mean and refer to the New ABL Credit Agreement, (iv) all references to the “ABL Agent” in the Intercreditor Agreement shall be deemed to mean and refer to the New ABL Agent, (v) all references to the “ABL Claimholders” in the Intercreditor Agreement shall be deemed to include the New ABL Claimholders, and (vi) the parties to the Intercreditor Agreement, including the New ABL Agent (in its capacity as the ABL Agent thereunder), will maintain their priority and relationships under, and will have the same rights and obligations as set forth in, the Existing Intercreditor Agreement.

SECTION 2. (A) The New ABL Agent represents and warrants to the other Claimholders that (i) it has full power and authority to enter into this Joinder Agreement, in its capacity as the New ABL Agent, (ii) this Joinder Agreement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with the terms hereof (subject to the effect of (1) bankruptcy, insolvency or similar laws affecting generally the enforcement of creditors’ rights as such laws would apply in the event of any bankruptcy, receivership, insolvency or similar event applicable to it and (2) to general equitable principles (whether enforceability of such principles is considered in a proceeding at law or in equity)), and (iii) the New ABL Loan Documents provide that, upon the New ABL Agent’s entry into this Joinder Agreement, the New ABL Claimholders will be subject to and bound by the provisions of the Intercreditor Agreement as the ABL Claimholders thereunder.

(B) The Existing ABL Agent hereby confirms and agrees that, following the Refinancing referred to herein and effective from and after the date hereof, it is not a party to the Intercreditor Agreement and shall not have any rights, duties or benefits thereunder except those that, by their terms expressly survive (if any).

SECTION 3. This Joinder Agreement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Joinder Agreement shall become effective when each Agent shall have received a counterpart of this Joinder Agreement that bears the signature of the each other Agent. Delivery of an executed signature page to this Joinder Agreement by facsimile transmission shall be effective as delivery of a manually signed counterpart of this Joinder Agreement.

SECTION 4. Except as expressly supplemented hereby, the Existing Intercreditor Agreement shall remain in full force and effect.

SECTION 5. THIS JOINDER AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 6. In case any one or more of the provisions contained in this Joinder Agreement should be held invalid, illegal or unenforceable in any respect, no party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the Intercreditor Agreement shall not in any way be affected or impaired. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 7. All communications and notices hereunder shall be in writing and given as provided in Section 9.7 of the Intercreditor Agreement. All communications and notices hereunder to the New ABL Agent shall be given to it at the address set forth below its signature hereto.

SECTION 8. The Company agrees to reimburse each Agent for its reasonable out-of-pocket expenses in connection with this Joinder Agreement, including the reasonable fees, other charges and disbursements of counsel for the Agents.

IN WITNESS WHEREOF, the New ABL Agent has duly executed this Joinder Agreement as of the day and year first above written.

JPMORGAN CHASE BANK, N.A., as New ABL Agent,

By:	/s/ Ethan Turner
Name:	Ethan Turner
Title:	Authorized Officer

JPMorgan Chase Bank, N.A.
JPMorgan Chase Bank, N.A. 1900 N. Akard, 3rd Floor
Dallas, TX 75201
Attention: Portfolio Manager – LSB Industries

[Signature Page to Joinder to Intercreditor Agreement]

Acknowledged and Agreed (solely for purposes of Section 2(B) of the Joinder Agreement):

WELLS FARGO CAPITAL FINANCE, LLC,
as Existing ABL Agent,

by	/s/ Andrew Leblanc
Name: Andrew Leblanc
Title: Relationship Manager

[Signature Page to Joinder to Intercreditor Agreement]

Acknowledgement:

WILMINGTON TRUST, NATIONAL ASSOCIATION,
as Notes Agent,

by	/s/ Arlene Thelwell
Name:	Arlene Thelwell
Title:	Vice President

[Signature Page to Joinder to Intercreditor Agreement]

Acknowledgement:

LSB INDUSTRIES, INC.

By:	/s/ Kristy Carver
Name:	Kristy Carver
Title:	Senior Vice President and Treasurer

CHEROKEE NITROGEN L.L.C.
LSB CHEMICAL L.L.C.
EL DORADO CHEMICAL COMPANY
CHEMEX I CORP.
TRISON CONSTRUCTION, INC.
PRYOR CHEMICAL COMPANY
EL DORADO NITROGEN L.L.C.
EL DORADO AMMONIA L.L.C.
EDC AG PRODUCTS COMPANY L.L.C.
LSB INSURANCE LLC

By:	/s/ Kristy Carver
Name:	Kristy Carver
Title:	Senior Vice President and Treasurer

[Signature Page to Joinder to Intercreditor Agreement]